UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022 (July 28, 2022)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on July 28, 2022.  As of May 31, 2022, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 56,958,440 shares of common stock were eligible to be voted, and 18,043,227 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which is described in detail in CION’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 1, 2022:

•	Proposal No. 1 – the election of three members of the board of directors of CION to serve until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified (the “Director Proposal”); and

•	Proposal No. 2 – to authorize flexibility for CION, with the approval of CION’s board of directors, to offer and sell shares of common stock at a price below net asset value during the next 12 months following shareholder approval, subject to certain limitations described in the proxy statement (the “Share Issuance Proposal”).

On July 28, 2022, CION adjourned the Annual Meeting with respect to the Director Proposal and the Share Issuance Proposal to permit additional time to solicit shareholder votes in order to achieve the one-third quorum necessary to conduct business at the Annual Meeting. The reconvened meeting (the “Reconvened Annual Meeting”) will be held on Thursday, September 15, 2022 at 5:00 p.m., Eastern Time, and will be held virtually at www.virtualshareholdermeeting.com/CIC2022. Valid proxies submitted prior to the Annual Meeting will continue to be valid for the Reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Annual Meeting. The record date of May 31, 2022 will remain the same for the Reconvened Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	July 29, 2022	By: /s/ Michael A. Reisner
Co-Chief Executive Officer